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                                                                   EXHIBIT 10.11


                                 AVANTGO, INC.

                             1997 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

Jeff Webber
R.B. Webber & Co.
1717 Embarcadero Road, #2000
Palo Alto, CA 94303

     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
                       -------

     Board Approval Date:                4/16/99

     Date of Grant (Later of Board
          Approval Date or
          Commencement of
          Employment/Consulting):        4/16/99

     Vesting Commencement Date:          4/16/99

     Exercise Price Per Share:           $0.25

     Total Number of Shares Granted:     12,000

     Total Exercise Price:               $3,000.00

     Type of Option:                         Incentive Stock Option ("ISO")
                                         ----                         ---
                                          X  Nonstatutory Stock Option ("NSO")
                                         ----                            ---

     Term/Expiration Date:               4/16/09

     Vesting Schedule:                   This Option may be exercised
                                         immediately, in whole or in part, and
                                         shall vest in accordance with the
                                         following schedule: 25% of the Shares
                                         subject to the Option shall vest on the
                                         twelve (12) month anniversary of the
                                         Vesting Commencement Date and 1/48 of
                                         the total number of Shares subject to
                                         the Option shall vest on the 16th of
                                         each month thereafter.
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     Termination Period:                 This Option may be exercised for 45
                                         days after termination of employment or
                                         consulting relationship except as set
                                         out in Sections 6 and 7 of the Stock
                                         Option Agreement (but in no event later
                                         than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.


Jeff Webber:                            AvantGo, Inc.:


/s/ Jeff Webber                         By: /s/ Felix Lin
----------------                            -------------------
Signature


Jeffrey F Webber                            Felix Lin, CEO
----------------                           --------------------
Print Name                                 Print Name and Title



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